Exhibit 10.14
REDACTED – AS FILED

[Portions of this Exhibit have been omitted pursuant

to a Request for Confidential Treatment]

BRACKETS “[ ]*” ARE USED TO INDICATE WHERE A PORTION OF THIS EXHIBIT HAS BEEN OMITTED.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.  A COMPLETE COPY OF THIS EXHIBIT, CONTAINING ALL OF THE OMITTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION TOGETHER WITH THE REQUEST FOR CONFIDENTIAL TREATMENT.

MASTER LOAN MODIFICATION AGREEMENT

THIS AGREEMENT, Made and entered into as of this 22nd day of July, 2010, by and between HARDY CREDIT CO. (the "Borrower") and UNITED BANK, INC. ("Bank"), and consented to and acknowledged by COMMUNITY BANK, formerly Community Bank, N.A., as a participant bank.

RECITALS:

(a)
Borrower executed promissory notes in the principal amount not to exceed $10,000,000.00 and $5,000,000.00, payable to the order of the Bank (the "2003 Notes"), and a Line of Credit and Letter of Credit Agreement (the "2003 Credit Agreement"), all dated March 14, 2003.

(b)
Borrower executed a promissory note in the principal amount not to exceed $10,000,000.00, payable to the order of the Bank (the "2005 Note"), and a revolving line of credit agreement (the "2005 Credit Agreement"), both dated October 3, 2005.

(c)
Borrower executed a promissory note in the principal amount not to exceed $7,000,000.00*, payable to the order of the Bank (the "2007 Note"), and a revolving line of credit agreement (the "2007 Credit Agreement"), both dated May 15, 2007.

(d)
The 2003, 2005 and 2007 Notes (collectively, the "Notes") currently have a maturity date of October 14, 2010, and the Borrower has requested an eighteen month extension of the same, and Bank has agreed to such extension and modification, provided the terms of that certain letter dated July 23, 2010, and clarified by a certain letter dated July 25, 2010, are satisfied on or before July 22, 2010, and this Agreement is entered into between the Borrower and Bank, and acknowledged and consented to by Community Bank, as a participating lender.

*NOTE:  Although the fact amount of the 2007 Note is $7,000,000, the amount of availability is currently limited to $2,500,000

(e)	All terms that are used herein shall have the same definitions provided in the 2003, 2005 and 2007 Credit Agreements (collectively, the "Credit Agreements"), unless otherwise indicated.

(f)	The parties desire to memorialize their agreement regarding the modification and extension of the Expiration Date of the Notes and Credit Agreements by this Agreement.

THEREFORE, WITNESSETH, that for and in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

1.	All of the recitals set forth hereinabove are true and accurate.

2.	The Expiration Date is hereby extended from October 14, 2010 to April 14, 2012.

3.
Notwithstanding anything to the contrary in the Credit Agreements, Notes or any other Loan Documents, the maximum aggregate amount available to the Borrower under the Notes shall be the lower of: (a) $27,500,000, (b) the amount calculated under Option 1 of the Borrowing Base Certificate, as more particularly described on EXHIBIT B attached hereto, or (c) the amount calculated under Option 2 of the Borrowing Base Certificate, as more particularly described on EXHIBIT B attached hereto.

4.
Effective October 14, 2010, the interest rate charged on all Notes shall be equal to the greater of the "Prime Rate" or Five Percent (5%), except for the $10,000,000 Note dated March 14, 2003, which is addressed in paragraph 5 below.

5.	Effective October 14, 2010, the interest rate on the $10,000,000 Note dated March 14, 2003, shall be as follows:

a.
On the amount outstanding on the Note equal to the amount on deposit in the Interest Reserve Account defined herein below) and the Reserve Fund on the 15th. day of each month, the interest rate shall be equal to the then current interest rate paid on the Interest Reserve Account (and Reserve Fund, plus 200 basis points (2%); and

b.
On the amounts outstanding on the Note in excess of the amount on deposit in the Interest Reserve Account and Reserve Fund on the 15th day of the month, the interest rate shall equal to the greater of the "Prime Rate" or Five Percent (5%).

6.
Paragraphs 4 and 5 of the Master Loan Modification between the parties hereto, dated September 10, 2009, are hereby deleted, and the Borrower is no longer required to comply with said provisions regarding the granting of deeds of trust or mortgages on property purchased by the Borrower or any related parties in a Collateral Property Disposition, and the Bank hereby agrees to sign releases prepared by the Borrower needed to release such mortgages and deeds of trust and return to the Borrower to handle and record.

7.	Section 5.01 of the Credit Agreements are hereby amended to add the following subsection (k):

"(k) Borrower shall provide to Bank an internally prepared Borrowing Base Certificate, in the format attached to that certain Master Loan Modification Agreement dated July 22, 2010 as EXHIBIT B, contemporaneously with a draw request, within 5 days of any property used in the Borrowing Base Certificate being sold or transferred, and within 14 days of the end of each month.

8.
Section 2.05 of the Credit Agreements is hereby amended to add the following:  "Furthermore, the Borrower shall make payments to be applied to principal in the amount shown on a Borrowing Base Certificate indicating such a payment is necessary to bring the Borrower in compliance with the aggregate borrowing limitations as set forth in Section 3 hereinabove, which payments are due and payable within 5 days of the preparation of such Borrowing Base Certificate indicating a reduction in principal is necessary."

9.	Section 4.12 of the Credit Agreements is hereby amended to replace such provision in its entirety with the following:

"4.12  Interest Reserve Fund Account Assignment.  There shall. have been executed and delivered to Bank evidence of the deposit by Borrower into the Interest Reserve Fund Account held with the Bank and/or a participating bank, and an assignment of the Interest Reserve Fund Account, pursuant to which Borrower assigned to Bank the Interest Reserve Fund Account, and a satisfactory acknowledgement from the bank at which the Interest Reserve Fund Account is being held (the "Interest Reserve Account Assignment")."
10.
The Interest Reserve Fund Account is being substituted as collateral for the current Reserve Fund Account, which shall be released as collateral by the Bank contemporaneously with the execution of this Agreement, and the Bank will no longer have the right of offset, if any, or a security interest in the Reserve Fund Account.

11.	Section 5.15 of the Credit Agreements is hereby amended to replace such provision in its entirety with the following:

"5.15 Interest Reserve Fund Account. Borrower shall have deposited in the Interest Reserve Fund Account the amount calculated by the Borrower to be the anticipated amount of interest to be paid by the Borrower on all of the Notes (as "Notes" is defined in that certain Master Loan Modification Agreement dated June 22, 2010) over the remaining term of such Notes, plus ten percent of such amount, which initially has been determined to be $1,070,000 (the "Interest Reserve Amount"). The Interest Reserve Amount shall be the amount of projected interest to be paid on the Notes and determined quarterly by taking the "Expected Reserve Amount Required" as shown on EXHIBIT A to that certain Master Loan Modification Agreement dated July 22, 2010, for the current quarter, and multiplying it by a fraction, the numerator of which is the aggregate of the previous three months' ending actual loan balance amount, and the denominator of which is the aggregate of the previous three months' ending "Projected Loan Balance" amount shown on said EXHIBIT A, and then adding ten percent (10%) of such calculated amount. The Interest Reserve Amount will be calculated quarterly, beginning on October 14, 2010, and the balance in the Interest Reserve Account shall be made to equal the recently calculated Interest Reserve Amount within 5 days of the calculation. The Interest Reserve Fund Account shall be used by Borrower to pay accrued interest on the Line of Credit, and the Bank has been directed by the Borrower to withdrawal monthly the amounts needed to pay all accrued interest from the Interest Reserve Fund Account."

12.
Contrary to the intent of that certain Collateral Substitution Agreement between the Bank and the Borrower dated December 21, 2009, the Borrower hereby agrees to continue to pledge those certain properties with closed 84 Lumber stores located in Montgomery, Alabama (Store #2613), Greeley, Colorado (Store #2011) and Massillon, Ohio (Store # 307) (collectively, the "Dormant Properties"), that were to be released.The Dormant Properties have an aggregate appraised value of $5,400,000 and 65% of their impaired value will contribute to the value to be used in the calculation for Option 2 of the Borrowing Base Certificate. These stores shall be released as collateral for the Notes when sold, as a result of Option 2 of the Borrowing Base Certificate being reduced by 65% of their impaired value at the time of sale, and any proceeds necessary to keep borrowings on the Notes in compliance with the revised Borrowing Base Certificate shall be paid to the Bank within 5 days of the Certificate being prepared. The word "impaired" as used herein shall have the meaning defined under GAAP.

13.	Article V of the Credit Agreements is hereby amended to add the following Section 4.22:

"4.22   Collateral Assignment of Additional Notes and Documents. There shall have been executed and delivered to Bank the Collateral Assignment of Additional Notes and Documents pursuant to which Borrower shall have assigned, with recourse, and granted to Bank first lien security interests under the UCC, all notes evidencing indebtedness owed to and/or owned by the Borrower other than those pledged pursuant to the Collateral Assignment of Notes and Documents, together with the related security instruments and related documents (as more particularly described in the Collateral Assignment of Additional Notes and Documents), which will, among other things, require Borrower to forward to Bank the original note and related documents within 5 days of the Borrower acquiring such note, but will not require the recording of the assignment to the Bank of the recorded instrument securing such note until an Event of Default exists. 40% of the impaired value of all notes pledged will contribute to the value to be used in the calculation for Option 2 of the Borrowing Base Certificate. There shall also be a maximum line availability on the Additional Notes pledged that do not have a title insurance policy, attorney's or title abstractor's title report or other independent certification of the lien position of the mortgage securing such Additional Notes equal to the lower of: (i) $1,000,000 or (ii) 10% of the maximum line availability according to the current Borrowing Base Certificate. An opinion from Borrower's legal counsel shall have been executed and delivered opining that a perfected first lien security interest in the Notes and Collateral Documents and Additional Notes and Collateral Documents has been conveyed to the Bank. A revised and restated custodial agreement to provide, in part, for [REDACTED – CONFIDENTIAL TREATMENT REQUESTED]* to take possession and control of the Notes and Documents and the Additional Notes and Documents on behalf of the Bank shall have been executed and delivered to the Bank by the Borrower, [REDACTED – CONFIDENTIAL TREATMENT REQUESTED]* and Bank (the "Revised and Restated Custodial Agreement"). A UCC-1 financing statement describing the property pledged pursuant the Collateral Assignment of Notes and Documents and Collateral Assignment of Additional Notes and Documents shall have been filed by Borrower's counsel ("UCC-1 Financing Statement")."

14.	Article V of the Credit Agreements is hereby amended to add the following. Section 4.23:

"4.23   Negative Pledge. There shall have been executed and delivered by Borrower to Bank a Negative Pledge Agreement, pursuant to which Borrower shall have agreed not grant or otherwise convey any security interest or lien in any property owned by the Borrower until the Line of Credit has been paid in full and closed. Borrower, however, shall be allowed to have unsecured subordinated debt."
15.
Section 2.04 of the Credit Agreements is hereby amended to provide that the use of Loan Advances made under the Line of Credit Note shall also be for general corporate working capital purposes and that Loan Advances cannot be made more frequently than once each day. These changes do not modify the permitted use of Loan Advances made by Bank on the Letter of Credit Note, which shall remain solely to repay the amounts drawn down by the beneficiaries of the Letter of Credit issued to [REDACTED – CONFIDENTIAL TREATMENT REQUESTED]*.

16.
All provisions of the Notes and Credit Agreements and all other Loan Documents securing, evidencing or otherwise pertaining thereto that are inconsistent with this Agreement are hereby amended accordingly.

17.	Except as amended by the terms of this Agreement, the Credit Agreements, Notes and all other Loan Documents shall remain in full force and effect in accordance with their respective terms, as amended.

WITNESS the following signatures as of the date first above written.

Borrower:

HARDY CREDIT CO.

By:	84 LADC, LLC
Its:	General Partner

By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Its:	Vice President

Bank:

UNITED BANK, INC.

By:	/s/ Kenneth R. Summers
Kenneth R. Summers
Title:	Executive Vice-President

Consented to and acknowledged by the following participant bank:

COMMUNITY BANK,
formerly Community Bank, N.A.

By:	/s/ Sheila Cowieson
Title:	Vice President

This instrument was prepared by R. Scott Summers, P.L.L.C., P.O. Box 842, Morgantown, West Virginia 26507-0842.

EXHIBIT A

(PROJECTED INTEREST RESERVE AMOUNT & LOAN BALANCE SPREADSHEET)

EXHIBIT A

Month	Year	Expected Reserve Amount Required	Projected Loan Balance Month End

July	2010		$15,983,021
August	2010		$15,682,548
September	2010		$15,382,075
October	2010	$1,014,669	$15,081,601
November	2010		$14,781,128
December	2010		$14,480,655
January	2011	$808,605	$14,180,182
February	2011		$13,879,708
March	2011		$12,763,163
April	2011	$618,901	$12,330,549
May	2011		$11,897,928
June	2011		$11,465,311
July	2011	$453,032	$11,032,694
August	2011		$10,600,076
September	2011		$10,167,459
October	2011	$305,257	$9,810,939
November	2011		$9,668,683
December	2011		$9,526,427
January	2012	$170,466	$9,384,171
February	2012		$9,241,915
March	2012		$9,099,659
April	2012	$41,625

EXHIBIT B

(SAMPLE BORROWING BASE CERTIFICATE)

EXHIBIT B
Hardy Credit Borrowing Base 07/22/10
Borrowing Base will provide availability at the Lower of the following 2 Options
Line is capped at $22.5MM, plus the $5MM LOC
Loan collateral coverage
	Value	Margined	Availability
Store Locations	$36,440	80.00%	$29,152
Vacant Ground	$1,540	65.00%	$1,001
			$30,153
Less Letter of Credit			$5,000
Availability			$25,153

IMPAIRED ASSET BORROWING BASE

[REDACTED]* Impairment		47 54%
[REDACTED]* Loans on Hardy Books	$10,389,394
Less Impaired	$3,571,150
LL Less Impairments	$6,818,244	40.00%	$2,727,298

Plus
REO - [REDACTED]* Loan	$12,601,246
Less Impaired	$7,357,57
LL Less Impairments	$5,243,671	40.00%	$2,097,468

Plus
Hardy Credit impairment	40.39%
Hardy Credit	$11,154,976
Less Impaired	$4,557,003
HCC Less Impairments	$6,597,973	40.00%	$2,839,189

Plus
Hardy Credit REO	$916,195
Less Impaired	$358,013
HCC Less Impairments	$558,182	40.00%	$223,273

Pius Inventories Under Development	$4,804,139
Less Impaired	$2,084,742
I.U.D. Less Impairments	$2,719,397	40.00%	$1,087,759

Plus 84 A& D	$7,153,623	40.00%	$2,861,449

Closed Stores	$7,425,000	65.00%	$4,826,250

Awaiting Lien Position Verification	$4,785,537
Less Impaired	$3,051,250
ALPV Less Impairments	$1,734,288	40.00%
Advance on loans with ALPV	$693,715
Limit 10% or $1,000,000, whichever is lower	$1,000,000
Amount above limit	$0
Deducted from Borrowing Base			$0

Availability			$16,462,686

Lower Availability

IMPAIRED ASSET BORROWING BASE	$16,462,686
Less Hardy Line Balance as of 07/22/10	$14,829,585

Potential Surplus/Shortfall of Loan Availability	$1,633,101